UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2005

                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

             Nevada                   0-33135                    68-0448219
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(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

   1515 N. Federal Highway, Suite 418, Boca Raton, Florida         33432
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           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (561) 750-0410
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

      On August 16, 2005, the Company issued a press release reporting the results of operations for the three and six months ended June 30, 2005.

Item 7.01 Regulation FD Disclosure

      On August 19, 2005, the Company issued a press release with respect to a conference call to be held on August 24, 2005 to discuss the Company's operations for the quarter and six-months ended June 30, 2005.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

99.1  Copy of Press Release dated August 16, 2005
99.2  Copy of Press Release dated August 19, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADSOUTH PARTNERS, INC.
                                    -----------------------
                                          (Registrant)

Date: August 22, 2005               /s/  Anton Lee Wingeier
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                                    Anton Lee Wingeier
                                    Chief Financial Officer


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